KRANESHARES TRUST

KraneShares SSE STAR Market 50 Index ETF (the “Fund”)

Supplement dated July 1, 2026, to the Fund’s currently effective Summary Prospectus and
Statutory Prospectus, as each may be supplemented and amended from time to time.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and Statutory Prospectus.

Effective July 20, 2026, the following changes are made to the Summary Prospectus and Statutory Prospectus:

1.	All references to “KraneShares SSE STAR Market 50 Index ETF” are hereby replaced with “KraneShares China Technology & Semiconductor STAR 50 Index ETF”.

2.	The first paragraph of the “Principal Investment Strategies” section in the Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in instruments in its Underlying Index or in instruments that have economic characteristics similar to those in the Underlying Index. The Underlying Index includes the stocks of the top 50 companies by free-float market capitalizations listed on the Shanghai Stock Exchange (SSE) Science and Technology Innovation Board (the “STAR Market”). The STAR Market is a board of the Shanghai Stock Exchange launched in 2019 that is designed to support innovative Chinese science and technology companies, including those in the semiconductor, advanced manufacturing and biotechnology industries. According to the Shanghai Stock Exchange, companies listed on the STAR Board are mainly from high-tech and strategic emerging industries, and most focus on next-generation information technology, biomedicine, high-end equipment and similar industries.

3.	The section of the Summary Prospectus titled “Principal Risks” is hereby amended to add the following:

Semiconductor Industry Risk. The semiconductor industry is highly cyclical, which could affect the availability and price of components and generally cause the operating results of semiconductor companies to vary significantly. Semiconductor companies typically face high capital and research and development costs requiring additional financing, which may be difficult or costly to obtain. In addition to the risk of rapid product obsolescence, many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their financial condition. Moreover, many semiconductor companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. As product cycles shorten and manufacturing capacity increases, semiconductor companies may become increasingly subject to aggressive pricing, which hampers their profitability. Reduced demand for end-user products, underutilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor industry. The international operations of many semiconductor companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs, and other risks inherent to international business.

4.	The section of the Statutory Prospectus titled “Principal Investment Risks” is hereby amended to add the following:

Semiconductor Industry Risk. Competitive pressures may have a significant effect on the financial condition of companies in the semiconductor industry. As product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Semiconductor companies are vulnerable to wide fluctuations in securities prices due to rapid product obsolescence. Many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition. Reduced demand for end-user products, underutilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor industry. Semiconductor companies typically face high capital costs and these companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components. Moreover, they may be heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Some of the companies involved in the semiconductor sector are also engaged in other lines of business unrelated to the semiconductor business, and they may experience problems with these lines of business, which could adversely affect their operating results. The international operations of many semiconductor companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business. The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. Companies in the semiconductor industry also may be subject to competition from new market entrants. The stock prices of companies in the semiconductor industry have been and will likely continue to be extremely volatile compared to the overall market.

Semiconductors, semiconductor equipment and related industries can be significantly affected by several factors, including economic, regulatory, political or market events or conditions, intense competition domestically and internationally, wide fluctuations in securities prices due to risks of rapid obsolescence of products and related technology, significant research and capital costs, reduced demand for end-user products, economic performance of customers of semiconductor and related companies, under-utilization of manufacturing capacity, high dependence on intellectual property rights, cyclical nature of such industries, and risks that products do not prove commercially successful. In addition, these industries are complex and global in nature, making them subject to numerous risks, including geopolitical tensions, earthquakes and extreme weather events. The securities prices of companies in these industries have been and likely will continue to be extremely volatile.

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